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Exhibit 99.2

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Medialink Worldwide Incorporated (the "Company"), hereby certifies to such officer's knowledge, that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 28, 2003

                                               /s/ J. Graeme McWhirter
                                               -------------------------
                                               Name:  J. Graeme McWhirter
                                               Title: Chief Financial Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.